PURCHASERS' WARRANT

Warrant No. _______

THIS WARRANT, AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF (COLLECTIVELY, THE "SECURITIES"), HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), NOR HAVE THEY BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY U.S. STATE OR TERRITORY. THIS WARRANT IS BEING OFFERED AND SOLD PURSUANT TO REGULATION S OF THE U.S. SECURITIES AND EXCHANGE COMMISSION UNDER THE ACT. THE SECURITIES, ARE "RESTRICTED SECURITIES" AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S) UNLESS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR PURSUANT TO REGULATION S, OR PURSUANT TO OTHER AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT. A HOLDER OF ANY OF THE SECURITIES MAY NOT ENGAGE IN HEDGING TRANSACTION WITH REGARD TO SUCH SECURITIES UNLESS IN COMPLIANCE WITH THE ACT.


                           eAUTOCLAIMS.COM CORPORATION

                            Warrant for the Purchase
                            of Shares of Common Stock


August __, 2000                                               __________  Shares

         FOR VALUE RECEIVED, eAutoclaims.com Corporation., a Nevada corporation (the "Company"), hereby certifies that ___________________ or other holder hereof (collectively, the "Holder"), is entitled, subject to the provisions of this Warrant, to purchase from the Company, at any time or from time to time beginning on the date hereof, and ending at 5:00 pm, Toronto time, on the fifth anniversary of the date hereof (the "Exercise Period") __________ fully paid and nonassessable shares of common stock of the Company, par value $_____ per share (the "Common Stock") at the exercise price of $ ___________ (the "Exercise Price"). This Warrant is a Purchasers' Warrant described in and is being issued pursuant to the Securities Purchase Agreement (the "Agreement") effective June27, 2000, among the Company, the Lenders named therein, and Thomson Kernaghan & Co. Limited as Agent (the "Agent"). Capitalized terms not defined in this Warrant shall have the meanings ascribed to them in the Agreement

         For purposes of this Warrant, "Warrant Shares" means the shares of Common Stock deliverable upon exercise of this Warrant, as adjusted from time to time. Unless the context requires otherwise all references to Common Stock and Warrant Shares in this Warrant shall, in the event of an adjustment pursuant to
Section 7 hereof, be deemed to refer also to any securities or property then issuable upon exercise of this Warrant as a result of such adjustment

         Section 1. Exercise of Warrant. (a) This Warrant may be exercised, as a whole or in part, at any time or from time to time during the Exercise Period or, if such day is not a Trading Day (as defined in the Agreement), then on the next succeeding Trading Day. The Holder may exercise this Warrant by telecopying an executed and completed Notice of Exercise in the form annexed hereto as Exhibit A (a "Notice of Exercise") to the Company and sending the original by mail or overnight delivery service; provided however, that the Holder will t.

Each Trading Day on which a Notice of Exercise is telecopied to the Company in accordance with the provisions hereof shall be deemed an "Exercise Date." Within three Trading Days after an Exercise Date, the Company will transmit, or instruct its transfer agent to transmit, the certificates representing the Warrant Shares issuable upon such exercise to the Holder by express overnight courier or by electronic transfer. Notices of Exercise and any other notices given under this Warrant shall be delivered as provided in Section 13.

         The Holder will pay the Company the Exercise Price within three (3) Trading Days after receipt of the Warrant Shares, by check or wire transfer as the Company shall specify.

         If the Company does not deliver the Warrant Shares within five Trading Days after the Holders send a Notice of Exercise, the, in addition to all other remedies the Holder may have, the Company shall pay to the Holder, on demand and in immediately available funds, as liquidated damages for such failure and not as a penalty, the amounts stated in the following schedule, which liquidated damages shall begin to accrue on the sixth Trading Day after the Conversion Date.

                                             Late Payment For Each $10,000
          No. Business Days Late             of the Warrant Exercise Price

                    1                                    $100
                    2                                    $200
                    3                                    $300
                    4                                    $400
                    5                                    $500
                More than 5                  $500  +$200 for each  Business  Day
                                             Late   beyond   5  days   from  The
                                             Delivery Date

Nothing in this Warrant shall limit the holder's right to seek specific performance of the Company's obligations hereunder and other remedies and damages for the Company's actions or inactions resulting in the transfer agent's failure to issue and deliver the Warrant Shares to the Holder.

         (b) Cashless Exercise. Notwithstanding the foregoing, in lieu of paying the Exercise Price, the Holder may, by designating a "cashless" exercise on the Purchase Form and surrendering a part of the Warrant having an aggregate Spread equal to the aggregate Exercise Price of the part Warrant being exercised, acquire a number of Warrant Shares equal to (i) the difference between (x) the Current Market Value of the Common Stock (defined below) and (y) the Exercise Price, (ii) multiplied by the number of shares of Common Stock purchasable under the portion of the Warrant tendered to the Company, and (iii) divided by the Market Value of the Company's Common Stock. "Spread" means the Current Market Value of the Warrant Shares issuable upon exercise of such part of the Warrant less the Exercise Price of such part of the Warrant, in each case as adjusted as provided herein.

         (c) The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of the Warrant Shares.

         (d) Limitation on Right and Power to Exercise. Any provision in this Warrant, the Securities Purchase Agreement or any other document to the contrary not withstanding, the Holder shall not have the right or power to exercise this warrant, either in whole or in part, if, and any attempt to do so shall be void, after having given effect to such exercise, the Holder shall be or shall be deemed to be the beneficial owner of 10% or more of the then outstanding Common Stock within the meaning or for the purposes of Section 13(d) or 13(g) of the U.S. Securities Exchange Act of 1934, as amended, or as the term "beneficial owner" is defined in Rule 13d-3 of the U.S. Securities and Exchange Commission or otherwise.

         Section 2. Reservation of Shares. The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant all shares of its Common Stock or other shares of capital stock of the Company or other property from time to time issuable upon exercise of this Warrant. All such shares shall be duly authorized and, when issued upon such exercise in accordance with the terms of this Warrant, shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale (other than any restrictions on sale pursuant to applicable federal and state securities laws) and free and clear of all preemptive rights.

         Section 3. Fractional Shares. The Company shall not be required to issue fractional shares of Common Stock on the exercise of this Warrant. If any fraction of a share of Common Stock would, except for the provisions of this
Section 4, be issuable on the exercise of this Warrant (or specified portion thereof), the Company shall pay an amount in cash calculated by it to be equal to the then Current Market Value (as hereinafter defined) per share of Common Stock multiplied by such fraction computed to the nearest whole cent. For the purposes of any computation under this Warrant, the Current Market Value per share of Common Stock or of any other equity security (herein collectively referred to as a "security") at the date herein specified shall be:

         (i) if the security is not registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the "Current Market Value" per share of the security shall be determined in good faith by the Board of Directors of the Company, or

         (ii) if the security is registered under the Exchange Act, the "Current Market Value" per share of the security shall be deemed to be the average of the daily market prices of the security for the 10 consecutive trading days immediately preceding the day as of which Current Market Value is being determined or, if the security has been registered under the Exchange Act for less than ten (10) consecutive Trading Days before such date, then the average of the daily market prices for all of the trading days before such date for which daily market prices are available. The market price for each such trading day shall be: (A) in the case of a security listed or admitted to trading on any securities exchange, the Closing Bid Price on the primary exchange on which the Common Stock is then listed, on such day, (B) in the case of a security not then listed or admitted to trading on any securities exchange, the Closing Bid Price reported by Bloomburg LP on such day, (C) in the case of a security not then listed or admitted to trading on any securities exchange and as to which no such reported sale price or bid and asked prices are available, the reported high bid on such day, as reported by a reputable quotation service, or a newspaper of general circulation in the Borough of Manhattan, City and State of New York, customarily published on each business day, designated by the Holder, or if there shall be no bid prices on such day, the high bid price, as so reported, on the most recent day (not more than 10 days prior to the date in question) for which prices have been so reported, and (D) if there are no bid prices reported during the 10 days prior to the date in question, the Current Market Value of the security shall be determined as if the security were not registered under the Exchange Act.

         Section 4.  Exchange, Transfer, Assignment or Loss of Warrant.

         (a) This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent or warrant agent, if any, for other warrants of different denomination, entitling the Holder thereof to purchase in the aggregate the same number of Warrant Shares and otherwise carrying the same rights as this Warrant.

         (b) This Warrant may be divided or combined by the Holder with other warrants that carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent or warrant agent, if any, together with a written notice specifying the names and denominations in which new warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any warrants into which this Warrant may be divided or for which it may be exchanged.

         (c) Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

         Section 5. Restrictions on Issuance of Securities. So long as this Warrant is outstanding, the Company will not issue, or permit any Subsidiary to issue, any common stock or other equity securities, or any other stock, option, warrant, right or other instrument that is convertible into or exercisable or exchangeable for common stock or other equity securities, except for (i) securities issued pursuant to the Securities Purchase Agreement (which includes Warrant Shares), (ii) securities of a Subsidiary that are issued to the Company; and (iii) securities sold and options granted to directors, officers and employees of the Company pursuant to bona fide employee benefit plans; provided, however, that the Company may issue such securities with the prior written consent of the Holder, which consent the Holder agrees not to unreasonably withhold.

         Section 6. Reclassification, Reorganization, Consolidation or Merger. In the event of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company or in the event of any consolidation or merger of the Company with or into another corporation (other than a merger in which merger the Company is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in the event of any sale, lease, transfer or conveyance to another corporation of the property and assets of the Company as an entirety or substantially as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that such other corporation shall assume all of the obligations of the Company hereunder and the Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale, lease, transfer or conveyance by a holder of the number of shares of Common Stock that might have been received upon exercise of this Warrant immediately prior to such reclassification, capital reorganization, change, consolidation, merger, sale, lease or conveyance. Any such provision shall include provision for adjustments in respect of such shares of stock and other securities and property that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section 8 shall similarly apply to successive reclassification, capital reorganizations and changes of shares of Common Stock and to successive changes, consolidations, mergers, sales, leases, transfers or conveyances. In the event that in connection with any such capital reorganization, or reclassification, consolidation, merger, sale, lease, transfer or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, as a whole or in part, for, or of, a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of Section 5.

         Section 7. Transfer to Comply with the Securities Act. Neither this Warrant nor any of the Warrant Shares may be offered or sold in the United States or to a U.S. Person (as defined in Regulation S) unless pursuant to an effective registration statement under the Act, or pursuant to Regulation S, or pursuant to other available exemptions from the registration requirements of the Act. The Holder of this Warrant or any of the Warrant Shares may not engage in hedging transaction with regard to such securities unless in compliance with the Act.

         Section 8. Availability of Information. So long as any of this Warrant remains unexercised and this Warrant has not expired, the Company shall comply with the reporting requirements of Sections 13 and 15(d) of the Exchange Act to the extent it is required to do so under the Exchange Act, and shall likewise comply with all other applicable public information reporting requirements of the Securities and Exchange Commission (including those required to make available the benefits of Rule 144 under the Securities Act) to which it may from time to time be subject. The Company shall also cooperate with the Holder of this Warrant and the Holder of any Warrant Shares in supplying such information as may be necessary for such holder to complete and file any information reporting forms currently or hereafter required by the Commission as a condition to the availability of Rule 144 or any successor rule under the Securities Act for the sale of this Warrant or the Warrant Shares. The provisions of this Section 8 shall survive termination of this Warrant, whether upon exercise of this Warrant in full or otherwise. The Company shall also provide to holders of this Warrant the same information that it provides to holders of its Common Stock.

         Section 9. Registration Rights. The Company is obligated to register the shares of Common Stock into which the principal and interest of this Debenture are convertible pursuant to a Registration Rights Agreement (the "Registration Rights Agreement") dated June __, 2000, among the Company, the Holder, other holders of Debentures and the Agent.

         Section 10. Successors and Assigns. All the provisions of this Warrant by or for the benefit of the Company or the Holder shall bind and inure to the benefit of their respective successors, assigns, heirs and personal representatives.

         Section 11. Headings. The headings of sections of this Warrant have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

         Section 12. Amendments. This Warrant may not be amended except by the written consent of the Company and the Holder.

         Section 13. Notices. All notices given under this Agreement and under the other Transaction Documents shall be in writing, addressed to the parties as set forth below, or to such other address as a party may specify by notice given in accordance with this paragraph and shall be effective on the earliest of (i) the date received, or (ii) if given by facsimile transmittal on the date given if transmitted before 5:00 p.m. the recipient's time, otherwise it is effective the next day, or (iii) on the second Trading Day after delivery to a major international air delivery or air courier service (such as Federal Express or Network Couriers):

       If to the Agent:

     Thomson Kernaghan & Co. Ltd.
     365 Bay Street
     Toronto, Ontario M5H 2V2
     Attention: Mr. Gregg Badger, Sr. V.P.
     Facsimile No. (416) 860-6352

      If to the Company:

     eAutoclaims.com, Inc.
     2708 Alternate 19 North
     Suite 507
     Palm Harbor, Florida 34683
     Attention: Eric W. J. Seidel, President
     Facsimile No. (727) 781-8425

      If to the Holder

     c/o Thomson Kernaghan & Co. Ltd.
         as Agent
     365 Bay Street
     Toronto, Ontario M5H 2V2
     Attention: Mr. Gregg Badger, Sr. V.P.
     Facsimile No. (416) 860-6352

     With a copy (that does not constitute
               notice) to:
     Johnson, Blakely, Pope, Bokor, Ruppel & Burns, P.A.
     911 Chestnut Street, P.O. Box 1368
     Clearwater, Florida 33757-1368
     Attention: Michael T. Cronin

     In either case, with a copy (that does not
         constitute notice) to:
     John M. Mann
     Attorney at Law
     1330 Post Oak Boulevard, Suite 2800
     Houston, Texas 77056-3060
     Facsimile No. (713) 622-7185

         Section 14. Law Governing; Jurisdiction. This Warrant shall be governed by and construed in accordance with the laws of the Province of Ontario, Canada, provided however, that if any provision of this Warrant is unenforceable under the laws of Ontario but is enforceable under the laws of the U.S. State of Florida, then that provision shall be governed by and construed in accordance with the laws the State of Florida. The courts of the Province of Ontario, Canada, shall have jurisdiction and venue for the adjudication of any civil action between or among any of them arising out of relating to this Debenture. The Company and the Holder irrevocably consent to such jurisdiction and venue, and irrevocably waive any claim of forum non conveniens or right to change venue. The prevailing party in any action or proceeding to enforce or construe this Warrant is entitled to recover reasonable attorney's fees.


                  IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed, as of the day and year first above written.

                                         eAUTOCLAIMS.COM CORPORATION

                                         By  _____________________________
                                                 President and CEO
                                         Date Signed  _______________________

ATTEST:


----------------------
         Secretary

                               NOTICE OF EXERCISE

To: eAutoclaims.com Corporation:

                  The undersigned irrevocably exercises this Warrant for the purchase of ____________________ shares (subject to adjustment) of Common Stock of eAutoclaims.com Corporation (the "Company"): for this Warrant and agrees to make payment of $____________________ (the "Exercise Price") through the following method:

          -- such payment of the Exercise Price being in cash or by certified or official bank check payable to the order of the Company .

          or

          -- By a "cashless exercise," with payment of the Exercise Price made by surrendering of such additional part of this Warrant having an aggregate Spread (as such term is defined in this Warrant) equal to the aggregate Exercise Price, all at the Exercise Price and on the terms and conditions specified in this Warrant, and directs that the shares of Common Stock deliverable upon the exercise of this Warrant be registered or placed in the name and at the address specified below and delivered thereto.

Date:  ________________, _______

                                      -----------------------------------
                                             (Signature of Owner)1

                                      -----------------------------------
                                               (Street Address)

                                      -----------------------------------
                                      (City)   (State or Province) (Postal Code)

                                      -----------------------------------
                                                    (Country)


-----------------------------------
(1) The signature must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

Securities and/or check to be issued to:



Please insert social security or identifying number if U.S. citizen or resident:



Name:



Street Address:



City, State and Zip Code:



Any unexercised part of the Warrant evidenced by the within Warrant to be issued to:



Please insert social security or identifying number if U.S. citizen or resident:



Name:



Street Address:



City, State and Zip Code:

                               FORM OF ASSIGNMENT


                  FOR VALUE RECEIVED the undersigned registered holder of the within Warrant hereby sells, assigns, and transfers unto the Assignee(s) named below (including the undersigned with respect to any part of the Warrant not being assigned hereby) all of the right of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:

Name of Assignee    Address of Assignee      Social Security     Number of
                                             or Other            Shares of
                                             Identifying         Common Stock
                                             Number of           Assigned to
                                             Assignee            Assignee


and does hereby irrevocably constitute and appoint ______________________ as the undersigned's attorney to make such transfer on the books of ______________________ eAutoclaims.com Corporation maintained for that purpose, with full power of substitution in the premises.

Date:  ______________, ____

                                            --------------------------------
                                                 (Signature of Owner)1

                                            --------------------------------
                                                   (Street Address)

                                            --------------------------------
                                             (City)     (State)   (Zip Code)


--------
(1)      The signature must correspond with the name as written upon the face of
         the  within  Warrant  in  every  particular,   without   alteration  or
         enlargement or any change whatever.